3Q 2016 Earnings


InVerde

NASDAQ: TGEN

November 10, 2016

Participants

John Hatsopoulos
- Co-Chief Executive Officer, Director

Benjamin Locke
- Co-Chief Executive Officer

Robert Panora
- President & Chief Operating Officer

David Garrison
- Chief Financial Officer

Ariel Babcock
- Director, Investor Relations



Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially and adversely affect actual results as identified from time to time in the Company's SEC filings. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Tecogen
Advanced Modular CHP Systems

Why Tecogen?

Heat, Power & Cooling that is Cheaper, Cleaner, & More Reliable

"Unregulated Utility" | Emissions Control

CHP Modules	Ilios Water Heaters	TECOCHILL	Ultera
InVerde	Ilios		
Electricity & Heat	2-3x Heat Efficiency	Cooling & Heat	Ultra-Clean Emissions

Tecogen's compelling ROI proposition meets the needs of a diverse range of customers.

Hospitality | Health Care | Education | Multi-Unit Residential | Industrial | Municipal | Recreation

Recent Achievements

Performance

- **Financial inflection point, achievement of profitability on both operating and net income basis**
- Net income of ~$208,000
- Positive results primarily through margin improvement

American DG Energy Deal

- Creates vertically integrated clean energy company
- Stabilizes combined company revenue profile with ~50% of revenues from contracted sources

Emissions

- PERC research grant for fork truck development work
- ULTRATEK Phase 2 vehicle testing completed
- CA air permit for stationary stand-by generators





Ultera system modified for gasoline automotive application

Sales Growth Drivers

InVerde e+


Tecogen
InVerde
INV-100 e+

GE Equipment Insight


74.9
1817.0

Key Relationships



Indoor Growing



TTcogen JV



3Q 2016 Results:

Tecogen Advanced Modular CHP Systems

REVENUE	▪ Total Revenues: $6.6M in 3Q16 vs. $4.7M in 3Q15 & $5.7M in 2Q16 ▪ Products: $2.9M in 3Q16 vs. $1.7M in 3Q15 & $2.4M in 2Q16 – Cogeneration sales driving Product revenue growth – Benefitting from key repeat customer relationships ▪ Service: $3.8M in 3Q16 vs. $2.8M in 2Q15 & $3.3M in 2Q16 – Growth primarily due to up-tick in sales of 'turnkey lite' solutions
PROFIT & Op. INCOME	▪ Gross Profit: $2.8M in 3Q16 vs. $1.7M in 3Q15 & $2.1M in 2Q16 ▪ Income from Operations: $249.5k in 3Q16 op. income vs. $(923.7)k op. loss in 3Q15 & $(386.0)k in 2Q16
MARGIN	▪ 41.9% gross margin in 3Q16 vs. 35.7% in 3Q15 & 37% in 2Q16 ▪ Service margin growth from sale of high margin 'turnkey lite' accessories and operational improvement by Service team ▪ Product margin growth from cost control initiatives and product mix shift to new InVerde e+
NET INCOME	**$207,868 in 3Q16 vs $(948,842) in 3Q15 & $(415,539) in 2Q16**

Backlog

Backlog


Other
17%
Recreation
2%
Health Care
11%
Education
2%
Industrial
1%
Hospitality
5%
Multi-Unit
Residential
62%

Installed Base*


Recreation
4%
Other
11%
Health
Care
9%
Multi-Unit
Residential
36%
Education
17%
Industrial
15%
Hospitality
7%

$11.4M 3Q16 backlog vs. $10.6M 3Q15 backlog

$13.1M Current Product and Installation Backlog as of Nov. 7, 2016

Backlog growth driven by increasing demand for InVerde e+ and Installation services

*Approximate recently installed base by end market as of YE 2015.

Why ADGE?

American DG Energy Profile

- On-Site Utility business model that installs, owns, and maintains primarily natural gas powered cogeneration systems;
- Portfolio of 92 systems totaling 5,445kW of installed capacity
- Total approximate lifetime value of contracted revenue of $203M
- Backlog of 13 systems totaling 975kW of capacity with cash on hand to complete installation
- History – incorporated in 2001, split from Tecogen in 2005, IPO (NYSE MKT: ADGE) in 2010

Combined Company Benefits

- Cost Savings – approx. $1M benefit as operational and administrative cost savings are achieved
- Asset Revaluation allows improved financial basis
- Additional technical support will further improve fleet performance and profitability
- Stable Revenue Base – approximately half of total combined company revenue from long-term contracted sources, making the company's revenue profile more predictable

Creates a vertically integrated clean technology company with a complete end-to-end distributed generation offering – design, manufacturing, financing, installation, and maintenance.

Tecogen
Advanced Modular CHP Systems

Emissions: Summary

- ✓ ULTRATEK progress with completion of Phase 2 testing
- ✓ Received conditional permit for Ultera retrofit to standby generators in Southern CA, final permit issuance contingent on source test following commissioning
- ✓ PERC research grant for development of Ultera for propane powered fork trucks



Ultera
EMISSION CONTROL

Tecogen
Advanced Modular CHP Systems

Emissions:
Stand-By Generators

- Southern CA. customer with multiple stand-by generators on-site, need to be in emissions compliance to operate for non-emergency use
- Sample generator fitted with Ultera system and rigorously tested for compliance
- Phase II order received for additional generator retrofit kits, shipped in 4Q 2015
- Permits to operate issued Sept. 30th, contingent on final source testing within 180 days of installation and commissioning


GENERAC
INDUSTRIAL POWER

Ultera
EMISSION CONTROL

Emissions: Fork Trucks

- Propane Education & Research Council (PERC) granted research funding to develop Ultera for propane powered fork trucks
- Collaborating with industry-leading fork truck manufacturers
- Goal to develop a propane-green brand offering a robust indoor air quality advantage without compromising performance
- R&D program scheduled to begin in early 2017 and run for 9 months

$30.98 Billion in 2015 global fork truck market sales according to the Materials Handling Association



Ultera EMISSION CONTROL

PROPANE education & research COUNCIL

Emissions: ULTRATEK

- Vehicle emissions problems remain in spotlight
- EU to implement EU6d Emissions Regulation mandating Real Driving Emissions (RDE) compliance testing in the 2017-2020 timeframe
- Phase 2 testing at AVL on 2 vehicles with small, high power density engines completed in October
- Scientific paper abstracts on the subject and testing results submitted and accepted by the Society of Automotive Engineers (SAE) for peer reviewed publication in 2017



Financial Metrics

Revenues, Margins, Growth

Tecogen Revenue Model & Outlook

- Three revenue streams
  - Product sales
  - Long-term service contracts **provide stable ongoing revenue**
  - Turnkey Installation through Tecogen service operations
- Maintain Gross Margins near 40%
- Quarterly Backlog >$10M
- Full Year Op Ex ~$10M

✓ **15th consecutive quarter of Y/Y contracted service revenue growth**

✓ ***Highest gross margin*** **since the start of public reporting**

	For the Quarter Ended		Y/Y Growth	% of Total Revenue
	Sept. 30, 2016	Sept. 30, 2015		
REVENUE				
Cogeneration	2,639,713	1,493,335		39.9%
Chiller & Heat Pump	211,188	367,525		3.2%
Total Product Revenue	2,850,901	1,860,860	53%	**43.1%**
Service & Parts	2,113,295	1,921,897		31.9%
Installation Services	1,652,259	893,285		25.0%
Total Service Revenue	3,765,554	2,815,182	34%	**56.9%**
Total Revenue	**$ 6,616,455**	**$ 4,676,042**	41%	
COST OF SALES				
Products	1,715,462	1,262,480	36%	
Services	2,126,175	1,744,631	22%	
Total Cost of Sales	**$ 3,841,637**	**$ 3,007,111**	28%	
Gross Profit	**$ 2,774,818**	**$ 1,668,931**	66%	
GROSS MARGIN				
Product Gross Margin	39.8%	32.2%	24%	
Service Gross Margin	43.5%	38.0%	14%	
Gross Margin	**41.9%**	**35.7%**	18%	

Tecogen
Advanced Modular CHP Systems

Consistent Financial Progress



Revenues
Trailing 4 Quarters - in Millions
25.00
20.00
15.00
10.00
5.00
0.00
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3
Products
Services



Gross Margin
Trailing 4 Quarters (%)
39.0%
37.0%
35.0%
33.0%
31.0%
29.0%
27.0%
25.0%
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3



Backlog - Product and Installation Services
$ Millions
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16



Operating Expense Trend
Trailing 4 Quarters (%)
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3

Opportunities & Outlook

a growing company in a growing industry

- Strong relationships with key strategic partners
- Technological innovation
- Unmatched industry reputation
- Resiliency and Demand Response concerns
- High ROI product



Sales

- >$10M product and installation backlog
- Stable operating expense profile
- Cost of sales improvement
- Margins ~40%
- Reliable revenue stream from acquisition of American DG installed fleet



Operations

- >$40B market potential for CHP
- New market opportunities including additional chiller applications
- Emissions Retrofit kits
- Fork Truck work
- Upside potential from automotive emissions development work at ULTRATEK



Growth

Q & A

Tecogen® Advanced Modular CHP Systems

InVerde® Inverter-Based Cogeneration

Tecochill® The Driving Force in Cooling

NASDAQ: TGEN

Ilios® High Efficiency Water Heater

Ultera EMISSION CONTROL

INFINITE POTENTIAL TTcogen

Contact Information


Ilios

Company Information

Tecogen Inc.
45 First Avenue
Waltham, MA 02451

www.tecogen.com

Contact

John Hatsopoulos, Co-CEO
781.622.1122
John.Hatsopoulos@tecogen.com

Ariel Babcock CFA, Director of Investor Relations
781.466.6413
Ariel.Babcock@tecogen.com